STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
INVESTMENTS, at fair value	$ 20,783,923	$ 20,054,493
NOTES RECEIVABLE FROM PARTICIPANTS	435,889	442,043
EMPLOYER CONTRIBUTIONS RECEIVABLE	7,610	22,192
EMPLOYEE CONTRIBUTIONS RECEIVABLE	8,669	28,259
Total Receivables	452,168	492,494
Net assets available for benefits	$ 21,236,091	$ 20,546,987